                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                      for
                         10-5/8% Senior Notes Due 2006
                                      of
                         Olympus Communications, L.P.
                          Olympus Capital Corporation

                 Pursuant to the Exchange Offer in Respect of
            All of their Outstanding 10-5/8% Senior Notes due 2006
                                      for
                    10-5/8% Senior Notes due 2006, Series B
         Pursuant to the Prospectus Dated                        1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
        , 1997, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

              To: Bank of Montreal Trust Company, Exchange Agent

By Registered or Certified Mail,         By Facsimile
Hand or Overnight Courier                Attention:  Corporate Trust Department:
Bank of Montreal Trust Company           (212) 701-7684
77 Water Street
New York, NY  10005                      Confirm by Telephone:
Attention:  Corporate Trust Department   (212) 701-7653

     Delivery of this Letter of Transmittal to an address, or transmission via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus
(the "Prospectus"), dated               , 1997, of Olympus Communications,
L.P. and Olympus Capital Corporation (together, the "Issuer"), which, together with this Letter of Transmittal and the Instructions hereto (the "Letter of Transmittal"), constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10-5/8% Series B Senior Notes due 2006 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 10-5/8% Senior Notes due 2006 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

     The Company has not entered into any arrangement or understanding with any person to distribute the New Notes to be received in the Exchange Offer, is acquiring the New Notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Notes to be received in the Exchange Offer.

     This Letter of Transmittal is to be used by Holders if : (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer-Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders (as defined below), are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer-Guaranteed Delivery Procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Notes are held of record by DTC and who desires to deliver such Old Notes by book entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF OLD NOTES
------------------------------------------------------------------------------------------------
                                                Certificate                Aggregate
                                             Number(s)* (Attach             Principal
Name(s) and Address(es) of  Holder(s)          signed list if           Amount Tendered (if
       (Please fill in, if blank)                necessary)               less than all)**
------------------------------------------------------------------------------------------------

                                           -----------------------------------------------------

                                           -----------------------------------------------------

                                           -----------------------------------------------------

                                           -----------------------------------------------------

                                           -----------------------------------------------------

                                           -----------------------------------------------------

                                           -----------------------------------------------------

                                           -----------------------------------------------------

                                           -----------------------------------------------------

                                           -----------------------------------------------------

                                           -----------------------------------------------------

                                           -----------------------------------------------------

------------------------------------------------------------------------------------------------
  TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
------------------------------------------------------------------------------------------------
 *  Need not be completed by Holders tendering by book-entry transfer
**  Need not be completed by Holders who wish to tender with respect to all Old Notes listed.  See Instruction 2.
------------------------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------

     DTC Book-Entry Account No.:
                                ------------------------------------------------

     Transaction Code No.:
                          ------------------------------------------------------

     If Holders desire to tender Old Notes pursuant to the Exchange Offer and
(i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer-Guaranteed Delivery Procedures."

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Old Notes:
                                       -----------------------------------------

     Window Ticket No. (if any):
                                ------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Name of Eligible Institution that Guaranteed Delivery:
                                                           ---------------------

     DTC Book-Entry Account No.:
                                ------------------------------------------------

     If Delivered by Book-Entry Transfer,
     Name of Tendering Institution:
                                   ---------------------------------------------

     Transaction Code No.:
                          ------------------------------------------------------

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
          ----------------------------------------------------------------------

     Address:
             -------------------------------------------------------------------

     ---------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent and its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer and as Trustee under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Issuer, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are acquired by the Issuer. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. The undersigned acknowledges that if he or she is participating in the Exchange Offer for the purpose of distributing the New Notes, the undersigned must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes and the undersigned represents that such Old Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such Holder's business, (ii) such Holder has no arrangements with any person to participate in the distribution of such New Notes and (iii) such Holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Issuer or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

     For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be terminated (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address shown below or at a different address as may be indicated under "Special Issuance Instructions" as soon as practicable following the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer-Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

                               PLEASE SIGN HERE
       (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS
         OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)


     This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuer of such person's authority to so act. See Instruction 3 herein.


     If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

X                                       Date:
 ----------------------------------          -----------------------------------

X                                       Date:
 ----------------------------------          -----------------------------------

          Signature(s) of
            Holder(s) or
        Authorized Signatory

Name(s):                                Address
        ---------------------------            ---------------------------------


        ---------------------------            ---------------------------------
              (Please Print)                         (Including Zip Code)


Capacity:                               Area Code and Telephone No.:
         --------------------------                                 ------------

Social Security No.:
                    ---------------

                SIGNATURE GUARANTEE (See Instruction 3 herein)
       Certain Signatures Must Be Guaranteed by an Eligible Institution



--------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signatures)


--------------------------------------------------------------------------------
              (Address (Including zip code) and Telephone Number
                        (including area code) of Firm)


--------------------------------------------------------------------------------
                            (Authorized Signature)


------------------------------------------------------------------------------
                                (Printed Name)


------------------------------------------------------------------------------
                                    (Title)


Date:
     --------------------

   SPECIAL ISSUANCE INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
 (See Instuctions 3 and 4 herein)        (See instructions 3 and 4 herein)

     To be completed ONLY if                 To be completed ONLY if
certificates for Old Notes in a         certificates for Old Notes in a
principal amount not tendered are       principal amount not tendered or
to be issued in the name of, or the     not accepted for purchase or the
New Notes issued pursuant to the        New Notes issued pursuant to the
Exchange Offer are to be issued to      Exchange Offer are to be sent to
the order of, someone other than        someone other than the person or
the person or persons whose             persons whose signature(s)
signature(s) appear(s) within this      appear(s) within this Letter of
Letter of Transmittal or issued to      Transmittal or to an address
an address different from that          different from that shown in the
shown in the box entitled               box entitled "Description of Old
"Description of Old Notes" within       Notes" within this Letter of
this Letter of Transmittal, of if       Transmittal.
Old Notes tendered by book-entry
transfer that are not accepted for
purchase are to be credited to an
account maintained at DTC.

Name:..............................     Name:..............................
          (Please Print)                          (Please Print)

Address:...........................     Address:...........................
          (Please Print)                          (Please Print)

 ...................................     ...................................
             Zip Code                                Zip Code

 ...................................     ...................................
    Taxpayer Identification or              Taxpayer Identification or
      Social Security Number                  Social Security Number

                                 INSTRUCTIONS

                   Forming Part of the Terms and Conditions
                             of the Exchange Offer

     1. Delivery of this Letter of Transmittal and Old Notes. The certificates for the tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assume timely delivery. No Letter of Transmittal or Old Notes should be sent to the Issuer.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. Partial Tenders. Tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering Holders should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange of any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

     3. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange thereof is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     6. Waiver of Conditions. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     7. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

     8. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)


-----------------------------------------------------------------------
  Certificate Surrendered       Old Notes Tendered  Old Notes Accepted
-----------------------------------------------------------------------
-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
Delivery Prepared by __________ Check by __________ Date __________
-----------------------------------------------------------------------

                         Notice of Guaranteed Delivery

                                 for Tender of

                         10-5/8% Senior Notes due 2006

                               (the "Old Notes")

                                      of

                         OLYMPUS COMMUNICATIONS, L.P.
                          OLYMPUS CAPITAL CORPORATION

     This form, or one substantially equivalent hereto, must be used to tender Old Notes pursuant to the Exchange Offer described in the Prospectus dated ___________, 1997 (the "Prospectus") of Olympus Communications, L.P. and Olympus Capital Corporation (together, the "Company"), if a holder of Old Notes cannot deliver a Letter of Transmittal to the Exchange Agent listed below (the "Exchange Agent") or cannot either deliver the Old Notes to be tendered or complete the procedure for book-entry transfer prior to 5:00 P.M., New York City time, on _______, 1997 or such later date and time to which the Exchange Offer may be extended (the "Expiration Date"). This form, or one substantially equivalent hereto, must be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, and must be received by the Exchange Agent on or prior to the Expiration Date. See "The Exchange Offer - Procedures for Tendering" in the Prospectus. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Prospectus.

              To:  Bank of Montreal Trust Company, Exchange Agent

                    By Mail, by Hand or Overnight Delivery:

                        Bank of Montreal Trust Company
                        77 Water Street
                        New York, NY  10005
                        Attn:  Corporate Trust Department


                                 By Facsimile:

                                (212) 701-7684


                             Confirm by Telephone:

                                (212) 701-7653

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via facsimile other than as set forth above does not constitute a valid delivery.

Ladies and Gentlemen:

     The undersigned hereby represents that he or she is the holder of the Old Notes indicated below and that the Letter of Transmittal cannot be delivered to the Exchange Agent and/or either the certificates representing such Old Notes cannot be delivered to the Exchange Agent or the procedure for book-entry transfer cannot be completed prior to the Expiration Date. The undersigned hereby tenders the Old Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.

Name(s) of Tender Holder(s):
                            ----------------------------------------------------


--------------------------------------------------------------------------------
                             Please Print or Type



--------------------------------------------------------------------------------
                                   Signature


Address(es):
            --------------------------------------------------------------------


--------------------------------------------------------------------------------


Telephone Number(s):
                    ------------------------------------------------------------


Name(s) in which Old Notes are registered:
                                          --------------------------------------


--------------------------------------------------------------------------------


        Certificate No(s).                            Principal Amount
         (if applicable)*                               Transferred
       --------------------                           ----------------


----------------------------------           ----------------------------------


----------------------------------           ----------------------------------


----------------------------------           ----------------------------------


----------------------------------           ----------------------------------


----------------------------------           ----------------------------------


_______________
*Need not be completed by book-entry holders.

                             GUARANTEE OF DELIVERY
                   (Not to be used for signature guarantee)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes, into the Exchange Agent's account at the book-entry transfer facility) with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, all within five business days after the Expiration Date.

Name of Firm
            -----------------------          -----------------------------------
                                                       Authorized Signature


Address                                      Name
       ----------------------------              -------------------------------
                                                       Please Print or Type


                                             Title
-----------------------------------               ------------------------------
                           Zip Code


Telephone No.                                Dated:
             ----------------------                -----------------------------

     The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) and the Letter of Transmittal to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.